UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

Cash Management Fund Institutional

Annual Report
to Shareholders

December 31, 2007

Contents

Cash Management Fund  Institutional

click here Portfolio Management Review

click here Information About Your Fund's Expenses

click here Portfolio Summary

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

Cash Management Portfolio

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Cash Management Fund Institutional: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (``DIMA'' or the ``Advisor''), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio (the ``Portfolio''), in which the fund invests all of its assets. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the Portfolio.

In the following interview, Lead Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio management team's approach to managing Cash Management Fund Institutional during its most recent fiscal year ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you discuss the market environment for the fund during the most recent fiscal year?

A: In the first quarter of 2007, increasing defaults by subprime mortgage borrowers and losses on residential mortgage-back securities sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be affected by a retrenchment in this market. As we entered the second half of the year, it became clear that several financial firms would need to shed excess debt and sell assets in order to cover significant losses. For much of August, buyers in the credit markets had almost disappeared, replaced entirely by sellers. At the short end of the yield curve, asset-backed securities' yields spiked significantly, reflecting investors' credit concerns, as did the London Interbank Offered Rate (LIBOR), the industry standard for measuring one-year money market rates.1,2,3 In response to this "credit crunch," as well as to fears of an oncoming economic recession, the US Federal Reserve Board (the Fed) cut the federal funds rate (the overnight rate charged by banks when they borrow money from each other) a total of one percentage point over three Federal Open Market Committee (FOMC) meetings (from September through December 2007). As a means of injecting further liquidity into the global monetary system — as well as to persuade major banks to resume their accustomed levels of interbank lending — the Fed also set up a temporary "term auction facility."4 By the end of the year, these measures seemed to restore a more typical flow of funds and extension of credit, and LIBOR receded to a more customary interest rate "spread" (or difference in yield) compared with the federal funds rate.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.
2 Asset-backed securities — bonds or notes collateralized by a specified cash flow of assets such as from home loan payments, credit card receivables or student loan payments.
3 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
4 Term auction facility (TAF) — a special lending operation that lets banks access funds through the Fed without having to borrow directly at the higher discount rate; in turn, the TAF has enabled the Fed, in coordination with other major central banks, to inject needed cash into the financial system and help relieve the global credit crunch that has strained financial markets and the economy.

As of December 31, 2007, the three-month LIBOR stood at 4.70%, compared with 5.73% on September 7, 2007 (during the height of the global credit crunch) and 5.36% on December 31, 2006.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: Given the difficult situation described above, and recognizing that the credit crunch was not likely to be a short-term phenomenon, our strategy for managing through the situation was to avoid credit risk as much as possible. Therefore, especially during the latter half of the year, we increased the fund's positions in Treasury securities, agency securities and overnight liquidity positions, and decreased holdings in asset-backed commercial paper. During the summer we kept the fund's average maturity short. But, confident that the Fed would need to cut rates, we gradually extended maturity with very high-quality securities. With this strategy, we were able to avoid problem credits and losses stemming from the widespread credit issues in the market. Going forward, we will continue to monitor investment markets, economic data and Federal Reserve statements carefully.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
December 31, 2007	4.82%*
December 31, 2006	5.16%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 4.75% as of December 31, 2007 and 5.03% as of December 31, 2006.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at www.moneyfunds.deam-us.db.com for the product's most recent month-end performance.

Q: What detracted from performance during the period?

A: The types of securities in which the fund was investing during the second half of the year tended to have lower yields than issues carrying more risk, such as structured investment vehicles (SIVs), which we avoided. We opted for a more cautious stance, which in the end cost the fund some yield but was a prudent approach in preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist on the highest credit quality within the fund. We also plan to maintain conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return*
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,025.80
Expenses Paid per $1,000**	$ 1.17
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,024.05
Expenses Paid per $1,000**	$ 1.17
* Expenses include amounts allocated proportionally from the master portfolio.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Cash Management Fund Institutional	.23%

For more information, please refer to the Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio Summary

Asset Allocation	12/31/07	12/31/06

Commercial Paper	48%	25%
Short-Term Notes	25%	31%
Certificates of Deposit and Bank Notes	13%	31%
Government & Agency Obligations	7%	—
Master Notes	3%	1%
Time Deposits	2%	6%
Repurchase Agreements	1%	1%
Asset Backed	1%	1%
Funding Agreements	—	3%
Promissory Notes	—	1%
	100%	100%
Weighted Average Maturity

Cash Management Fund Institutional	47 days	35 days
First Tier Institutional Money Fund Average*	38 days	41 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio holdings, see page 28. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com after the 14th day following month end. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calender quarter-end on or after the 14th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments in Cash Management Portfolio, at value	$ 2,596,305,810
Receivable for Fund shares sold	15,012
Other assets	26,293
Total assets	2,596,347,115
Liabilities
Dividends payable	2,203,974
Accrued administration fee	284,254
Other accrued expenses and payables	51,454
Total liabilities	2,539,682
Net assets, at value	$ 2,593,807,433
Net Assets Consist of
Undistributed net investment income	76,207
Accumulated net realized gain (loss)	(31,424)
Paid-in capital	2,593,762,650
Net assets, at value	$ 2,593,807,433
Net Asset Value
Net Asset Value, offering and redemption price per share ($2,593,807,433 ÷ 2,593,762,543 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Total investment income allocated from the Cash Management Portfolio: Interest	$ 126,884,371
Expenses*	(3,555,564)
Net investment income allocated from the Cash Management Portfolio	123,328,807
Expenses: Administration fee	2,380,220
Service to shareholders	44,195
Distribution service fee	1,462,115
Professional fees	88,527
Trustees' fees and expenses	13,833
Reports to shareholders	32,179
Registration fees	47,247
Other	30,837
Total expenses before expense reductions	4,099,153
Expense reductions	(2,155,916)
Total expenses after expense reductions	1,943,237
Net investment income	121,385,570
Net realized gain (loss)	48,045
Net increase (decrease) in net assets resulting from operations	$ 121,433,615
* For the year ended December 31, 2007, the DWS Cash Management Portfolio was reimbursed by the Advisor for fees in the amount of $6,429,326, of which $793,279 was allocated to this Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	121,385,570	120,431,479
Net realized gain (loss)	48,045	(79,469)
Net increase (decrease) in net assets resulting from operations	121,433,615	120,352,010
Distributions to shareholders from: Net investment income	(121,385,570)	(120,431,479)
Fund share transactions: Proceeds from shares sold	44,229,006,666	40,411,761,306
Reinvestment of distributions	96,506,427	96,527,839
Cost of shares redeemed	(44,071,972,982)	(40,400,659,105)
Net increase (decrease) in net assets from Fund share transactions	253,540,111	107,630,040
Increase (decrease) in net assets	253,588,156	107,550,571
Net assets at beginning of period	2,340,219,277	2,232,668,706
Net assets at end of period (including undistributed net investment income of $76,207 and $76,207, respectively)	$ 2,593,807,433	$ 2,340,219,277
Other Information
Shares outstanding at beginning of period	2,340,222,432	2,232,592,392
Shares sold	44,229,006,666	40,411,761,306
Shares issued to shareholders in reinvestment of distributions	96,506,427	96,527,839
Shares redeemed	(44,071,972,982)	(40,400,659,105)
Net increase (decrease) in Fund shares	253,540,111	107,630,040
Shares outstanding at end of period	2,593,762,543	2,340,222,432

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.051	.048	.031	.012	.010
Net realized and unrealized gain (loss)[a]	—	—	—	—	—
Total from investment operations	.051	.048	.031	.012	.010
Less distributions from: Net investment income	(.051)	(.048)	(.031)	(.012)	(.010)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	5.22	4.91	3.10	1.21	1.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,594	2,340	2,233	2,154	3,640
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.35	.33	.27	.26	.26
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.23	.23	.23	.23	.23
Ratio of net investment income (loss) (%)	5.10	4.81	3.04	1.17	1.01
[a] Amount is less than $.0005. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Cash Management Fund Institutional (the ``Fund'') is a series of DWS Institutional Funds (the ``Trust''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Cash Management Portfolio (the ``Portfolio''), an open-end management investment company registered under the 1940 Act and advised by Deutsche Investment Management Americas Inc. (``DIMA'' or the ``Advisor''). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information.

At December 31, 2007, the Fund owned approximately 8% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements which accompany this report.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $31,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014, whichever occurs first. During the year ended December 31, 2007, the Fund utilized $48,000 of its prior year capital loss carryforward.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 76,207
Capital loss carryforward	$ (31,000)

In addition, during the year ended December 31, 2007, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2007	2006
Distributions from ordinary income	$ 121,385,570	$ 120,431,479

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the master portfolio.

For the period from January 1, 2007 through May 13, 2010, DIMA has contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain total operating expenses at 0.23% of the Fund's average daily net assets, including expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended December 31, 2007, the Advisor waived a portion of its Administration fee as follows:

	Total Aggregated	Waived	Unpaid at December 31, 2007	Annual Effective Rate
Cash Management Fund Institutional	$ 2,380,220	$ 562,181	$ 326,534.08%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $131,620, all of which was waived.

In addition, DWS Scudder Distributors, Inc. ("DWS-SDI") also an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to Institutional Class shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended December 31, 2007, the Service Fee was as follows:

	Total Aggregated	Waived	Annual Effective Rate
Cash Management Fund Institutional	$ 1,462,115	$ 1,462,115.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,085, of which $10,663 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2007, there was one shareholder who held approximately 19% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Cash Management Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Fund Institutional (hereafter referred to as the ``Fund'') at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2008	PricewaterhouseCoopers LLP

Tax Information

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2007

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.6%
ABN AMRO Bank NV:
5.03%, 1/24/2008	31,200,000	31,200,394
5.1%, 1/22/2008	52,000,000	52,000,898
Bank of Ireland:
4.96%, 1/24/2008	150,000,000	150,011,236
5.12%, 2/29/2008	8,000,000	8,000,000
Bank of Scotland PLC:
4.5%, 11/19/2008	120,000,000	120,000,000
4.77%, 4/25/2008	155,000,000	155,000,000
4.91%, 4/23/2008	35,800,000	35,806,508
4.93%, 10/9/2008	155,000,000	155,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.3%, 2/21/2008	290,000,000	290,000,000
Barclays Bank PLC:
4.72%, 4/30/2008	60,000,000	60,000,000
4.85%, 3/25/2008	300,000,000	300,000,000
5.2%, 4/9/2008	200,000,000	200,000,000
5.5%, 3/12/2008	335,700,000	335,700,000
BNP Paribas, 5.1%, 3/13/2008	148,400,000	148,400,000
Calyon, 4.8%, 3/25/2008	198,050,000	198,050,000
Canadian Imperial Bank of Commerce, 5.117%, 3/17/2008	120,000,000	120,001,762
Chase Bank USA NA, 5.15%, 2/12/2008	200,000,000	200,000,000
Citibank NA, 5.3%, 2/20/2008	143,000,000	143,000,000
Credit Industrial et Commercial:
5.14%, 3/17/2008	190,000,000	190,001,980
5.31%, 1/2/2008	181,000,000	181,000,049
Dexia Credit Local:
4.95%, 1/22/2008	200,000,000	200,000,000
5.01%, 2/14/2008	10,200,000	10,200,124
JPMorgan Chase & Co., 5.13%, 1/10/2008	3,302,000	3,302,000
JPMorgan Chase Bank NA, 4.75%, 6/10/2008	124,550,000	124,550,000
Landesbank Hessen-Thuringen Girozentrale, 5.3%, 1/15/2008	27,000,000	26,998,297
Mizuho Corporate Bank, 4.93%, 2/19/2008	100,000,000	100,000,000
Natixis SA:
5.08%, 3/20/2008	231,900,000	231,900,000
5.1%, 3/18/2008	140,000,000	140,023,021
Societe Generale:
5.305%, 1/24/2008	150,000,000	150,000,467
5.35%, 1/18/2008	65,800,000	65,800,000
5.35%, 1/22/2008	65,000,000	65,000,000
UBS AG:
5.39%, 3/18/2008	78,100,000	78,100,000
5.48%, 3/7/2008	320,000,000	320,000,000
Total Certificates of Deposit and Bank Notes (Cost $4,589,046,736)		4,589,046,736

Commercial Paper 48.1%
Issued at Discount** 47.3%
Abbey National North America LLC, 4.73%, 1/25/2008	300,000,000	299,054,000
Alcon Capital Corp.:
4.4%, 5/21/2008	71,700,000	70,464,370
4.44%, 5/22/2008	16,000,000	15,719,787
Amsterdam Funding Corp., 5.3%, 2/7/2008	46,000,000	45,749,428
AstraZeneca PLC, 4.7%, 5/14/2008	82,000,000	80,565,456
Atlantic Asset Securitization Corp.:
5.75%, 2/15/2008	200,000,000	198,562,500
5.85%, 2/8/2008	175,000,000	173,919,375
6.05%, 1/30/2008	200,000,000	199,025,278
6.15%, 1/7/2008	1,500,000	1,498,463
Atlantis One Funding Corp., 4.8%, 1/30/2008	55,000,000	54,787,333
Bank of America Corp., 4.865%, 4/11/2008	198,000,000	195,297,493
Bank of Scotland PLC, 5.08%, 1/16/2008	180,000,000	179,619,000
BNP Paribas, 5.19%, 1/7/2008	8,000,000	7,993,080
CAFCO LLC:
5.1%, 2/11/2008	200,000,000	198,838,333
5.35%, 2/12/2008	102,550,000	101,909,917
5.5%, 1/16/2008	100,000,000	99,770,833
Calyon North America, Inc., 4.72%, 1/25/2008	300,000,000	299,056,000
Cancara Asset Securitization LLC:
4.87%, 2/8/2008	50,000,000	49,742,972
4.93%, 1/9/2008	50,000,000	49,945,222
5.17%, 1/11/2008	200,000,000	199,712,778
5.215%, 1/14/2008	119,800,000	119,574,393
5.215%, 1/15/2008	21,000,000	20,957,411
5.23%, 1/10/2008	100,000,000	99,869,250
5.75%, 2/1/2008	390,000,000	388,068,958
CBA (Delaware) Finance, Inc.:
4.93%, 3/14/2008	200,000,000	198,000,611
4.93%, 3/17/2008	35,450,000	35,081,044
Chariot Funding LLC:
5.85%, 1/8/2008	120,000,000	119,863,500
5.85%, 1/10/2008	94,146,000	94,008,311
5.95%, 1/18/2008	145,000,000	144,592,590
5.95%, 1/25/2008	157,866,000	157,239,798
6.1%, 1/10/2008	300,000,000	299,542,500
Charta LLC, 4.9%, 1/25/2008	150,000,000	149,510,000
Ciesco LLC:
5.1%, 2/11/2008	75,000,000	74,564,375
5.4%, 1/28/2008	100,000,000	99,595,000
5.43%, 2/14/2008	217,500,000	216,056,525
5.45%, 2/14/2008	222,500,000	221,017,903
5.5%, 1/16/2008	125,000,000	124,713,542
Dexia Delaware LLC, 5.025%, 3/3/2008	20,000,000	19,826,917
DNB NOR Bank ASA:
5.075%, 1/16/2008	97,000,000	96,794,885
5.1%, 1/24/2008	24,259,000	24,179,956
Electricite de France, 4.4%, 3/5/2008	135,000,000	133,944,000
Falcon Asset Securitization Corp., 5.1%, 1/7/2008	100,000,000	99,915,000
General Electric Capital Corp.:
4.42%, 7/21/2008	200,000,000	195,039,778
4.62%, 4/21/2008	155,000,000	152,792,025
5.15%, 1/23/2008	250,000,000	249,213,194
5.15%, 1/24/2008	400,000,000	398,683,889
Giro Balanced Funding Corp.:
5.59%, 1/31/2008	22,878,000	22,771,427
5.62%, 2/1/2008	104,900,000	104,392,342
Grampian Funding LLC:
5.16%, 2/5/2008	100,000,000	99,498,333
5.18%, 1/2/2008	100,000,000	99,985,611
Greenwich Capital Holdings, Inc., 4.81%, 5/28/2008	130,000,000	127,429,322
ING (US) Funding LLC, 4.72%, 1/25/2008	67,500,000	67,287,600
Jupiter Securitization Corp.:
4.73%, 1/8/2008	178,331,000	178,166,985
5.4%, 1/29/2008	75,711,000	75,393,014
KFW International Finance, Inc.:
4.225%, 4/7/2008	16,849,000	16,657,191
4.25%, 3/31/2008	348,000	344,303
Kitty Hawk Funding Corp.:
4.87%, 2/11/2008	24,865,000	24,727,089
4.9%, 2/22/2008	100,000,000	99,292,222
4.975%, 1/7/2008	158,172,000	158,040,849
Lake Constance Funding LLC:
5.22%, 1/4/2008	120,000,000	119,947,800
5.23%, 1/7/2008	80,000,000	79,930,267
5.23%, 1/11/2008	62,500,000	62,409,201
Liberty Street Funding:
4.79%, 1/28/2008	50,000,000	49,820,375
4.87%, 2/4/2008	87,800,000	87,396,169
5.17%, 1/4/2008	90,000,000	89,961,225
5.4%, 2/19/2008	73,750,000	73,207,938
5.4%, 2/29/2008	127,000,000	125,876,050
5.45%, 2/21/2008	50,000,000	49,613,958
5.75%, 1/4/2008	36,000,000	35,982,750
5.75%, 3/13/2008	75,000,000	74,137,500
6.25%, 1/31/2008	50,000,000	49,739,583
6.5%, 1/10/2008	75,000,000	74,878,125
Market Street Funding LLC:
4.9%, 1/2/2008	39,509,000	39,503,622
6.55%, 1/15/2008	150,000,000	149,617,917
MetLife, Inc., 4.23%, 1/25/2008	200,908,000	200,341,439
Natexis Banques Populaires US Finance Co., LLC, 4.745%, 2/6/2008	163,500,000	162,724,193
Nestle Capital Corp.:
4.3%, 10/31/2008	54,250,000	52,280,122
4.37%, 5/21/2008	25,000,000	24,572,104
4.75%, 3/6/2008	150,000,000	148,713,542
4.75%, 3/7/2008	50,000,000	49,564,583
Nieuw Amsterdam Receivables Corp.:
5.22%, 1/4/2008	20,000,000	19,991,300
5.75%, 1/18/2008	50,000,000	49,864,236
6.0%, 1/4/2008	21,926,000	21,915,037
6.0%, 1/10/2008	150,710,000	150,483,935
6.0%, 1/14/2008	127,000,000	126,724,833
North Sea Funding LLC:
5.15%, 1/25/2008	332,000,000	330,860,133
7.0%, 1/3/2008	50,000,000	49,980,556
Old Line Funding LLC, 4.9%, 2/13/2008	87,751,000	87,237,413
Park Avenue Receivables Co., LLC:
5.3%, 2/8/2008	201,000,000	199,875,517
5.4%, 2/4/2008	112,571,000	111,996,888
Perry Global Funding LLC:
Series A, 5.115%, 4/2/2008	38,000,000	37,503,277
Series A, 5.13%, 4/3/2008	25,000,000	24,668,688
Series A, 5.26%, 1/17/2008	31,500,000	31,426,360
Pfizer, Inc.:
4.38%, 5/14/2008	100,000,000	98,369,667
4.4%, 5/14/2008	69,000,000	67,869,933
4.41%, 5/7/2008	89,790,000	88,393,092
4.41%, 5/16/2008	63,750,000	62,687,925
Procter & Gamble International Funding SCA:
4.11%, 3/17/2008	100,000,000	99,132,333
4.22%, 3/6/2008	25,500,000	25,305,704
4.25%, 3/13/2008	50,000,000	49,575,000
4.43%, 3/5/2008	47,500,000	47,125,911
4.45%, 3/14/2008	50,000,000	49,548,819
4.47%, 2/14/2008	64,250,000	63,898,981
4.49%, 2/1/2008	14,100,000	14,045,484
4.57%, 2/29/2008	50,000,000	49,625,514
4.6%, 1/25/2008	50,000,000	49,846,667
4.73%, 1/16/2008	37,000,000	36,927,079
4.78%, 1/2/2008	50,000,000	49,993,361
4.79%, 1/9/2008	50,000,000	49,946,778
Rabobank USA Financial Co., 3.0%, 1/2/2008	4,984,000	4,983,585
Ranger Funding Co., LLC:
4.77%, 1/29/2008	38,594,000	38,450,816
5.35%, 1/25/2008	36,513,000	36,382,770
5.35%, 1/29/2008	128,446,000	127,911,522
5.75%, 1/23/2008	119,295,000	118,875,811
San Paolo IMI US Financial Co.:
5.105%, 1/8/2008	85,000,000	84,915,626
5.105%, 1/11/2008	40,000,000	39,943,278
5.26%, 1/7/2008	4,000,000	3,996,493
5.28%, 1/7/2008	27,000,000	26,976,240
Scaldis Capital LLC:
4.87%, 2/8/2008	35,000,000	34,820,081
5.02%, 1/25/2008	95,000,000	94,682,067
5.18%, 1/3/2008	114,400,000	114,367,078
5.24%, 1/9/2008	347,000,000	346,595,938
6.15%, 1/15/2008	200,000,000	199,521,667
Sheffield Receivables Corp.:
5.8%, 1/8/2008	68,750,000	68,672,465
5.95%, 1/15/2008	55,000,000	54,872,736
6.0%, 1/8/2008	127,340,000	127,191,437
6.0%, 1/9/2008	145,412,000	145,218,117
Skandinaviska Enskilda Banken, 4.78%, 1/25/2008	100,000,000	99,681,333
Societe Generale North America, Inc.:
3.7%, 1/2/2008	1,800,000	1,799,815
4.775%, 2/1/2008	120,800,000	120,303,294
5.14%, 1/15/2008	80,593,000	80,431,904
5.15%, 1/7/2008	200,000,000	199,828,333
Southern Co. Funding Corp., 4.15%, 1/2/2008	6,376,000	6,375,265
Swedbank AB, 4.73%, 2/29/2008	164,000,000	162,728,681
The Goldman Sachs Group, Inc., 5.3%, 1/8/2008	275,000,000	274,716,597
Three Rivers Funding Corp., 5.0%, 1/2/2008	247,346,000	247,311,646
Thunder Bay Funding LLC:
5.75%, 2/8/2008	55,583,000	55,245,642
5.95%, 1/15/2008	200,000,000	199,537,222
5.95%, 1/16/2008	100,000,000	99,752,083
6.0%, 1/4/2008	25,127,000	25,114,437
Toronto Dominion Holding USA, Inc., 4.85%, 1/10/2008	700,000	699,151
Toyota Motor Credit Corp.:
4.5%, 2/12/2008	100,000,000	99,475,000
4.61%, 4/25/2008	40,000,000	39,410,944
UBS Finance (DE) LLC:
4.72%, 1/25/2008	300,000,000	299,056,000
5.01%, 2/13/2008	10,200,000	10,138,962
United Parcel Service, Inc.:
4.0%, 6/30/2008	50,000,000	48,994,444
4.13%, 7/31/2008	40,750,000	39,758,915
4.18%, 5/30/2008	58,950,000	57,923,288
Victory Receivables Corp., 5.5%, 2/15/2008	200,000,000	198,625,000
Westpac Banking Corp., 5.1%, 1/11/2008	150,000,000	149,787,500
Windmill Funding Corp.:
5.07%, 1/18/2008	48,900,000	48,782,925
5.18%, 1/10/2008	48,600,000	48,537,063
5.35%, 2/1/2008	184,400,000	183,550,479
Yorktown Capital LLC, 5.15%, 4/11/2008	17,954,000	17,694,590
		15,956,540,385
Issued at Par 0.8%
CHI Catholic Health Initiatives:
4.88%, 3/4/2008	144,700,000	144,700,000
5.05%, 3/11/2008	64,000,000	64,000,000
5.15%, 3/5/2008	55,500,000	55,500,000
		264,200,000
Total Commercial Paper (Cost $16,220,740,385)		16,220,740,385

Master Notes 2.6%
Citigroup Global Markets, Inc., 4.6%*, 1/2/2008 (a)	665,000,000	665,000,000
The Bear Stearns Companies, Inc., 5.1%*, 1/2/2008 (a)	200,000,000	200,000,000
Total Master Notes (Cost $865,000,000)		865,000,000

Guaranteed Investment Contracts* 0.4%
Genworth Life Insurance Co.:
5.14%, 1/25/2008	75,000,000	75,000,000
5.183%, 3/3/2008	20,000,000	20,000,000
MetLife Insurance Co. of Connecticut, 5.07%, 3/31/2008	30,000,000	30,000,000
Total Guaranteed Investment Contracts (Cost $125,000,000)		125,000,000

Government & Agency Obligations 7.3%
US Government Sponsored Agencies 3.7%
Federal Home Loan Bank:
2.625%, 7/15/2008	64,850,000	64,339,200
3.5%**, 1/8/2008	107,737,000	107,663,679
4.1%**, 7/22/2008	116,000,000	113,318,144
4.625%, 10/15/2008	45,000,000	45,117,693
4.84%*, 9/17/2008	100,000,000	99,968,613
Federal Home Loan Mortgage Corp.:
3.625%, 9/15/2008	45,000,000	44,820,711
3.7%**, 10/10/2008	59,000,000	57,283,919
4.15%**, 6/9/2008	72,550,000	71,211,856
4.2%**, 1/8/2008	1,468,000	1,466,801
Federal National Mortgage Association:
3.94%**, 8/8/2008	193,000,000	188,352,989
4.19%**, 4/30/2008	200,000,000	197,206,667
4.2%**, 4/18/2008	120,700,000	119,179,180
4.235%**, 3/19/2008	155,700,000	154,271,323
		1,264,200,775
US Treasury Obligations 3.6%
US Treasury Bills:
3.13%**, 5/29/2008	100,000,000	98,704,528
3.14%**, 6/26/2008	165,000,000	162,452,675
3.17%***, 5/29/2008	133,000,000	131,255,003
3.25%**, 6/26/2008	79,000	77,738
3.26%***, 6/19/2008	100,000,000	98,460,556
3.265%**, 6/19/2008	133,000,000	130,949,399
3.275%**, 6/19/2008	139,250,000	137,096,460
3.28%**, 7/3/2008	260,000,000	255,688,622
3.29%**, 6/19/2008	85,000,000	83,679,431
US Treasury Notes:
3.375%, 12/15/2008	64,250,000	64,500,923
4.875%, 10/31/2008	60,000,000	60,787,613
		1,223,652,948
Total Government and Agency Obligations (Cost $2,487,853,723)		2,487,853,723

Asset Backed 0.5%
Holmes Master Issuer PLC, "1A1", Series 2007-1, 5.007%*, 3/15/2008	75,000,000	75,000,000
Steers Mercury III Trust, 144A, 4.885%*, 7/27/2008	95,312,878	95,312,878
Total Asset Backed (Cost $170,312,878)		170,312,878

Promissory Notes 0.3%
The Goldman Sachs Group, Inc., 4.12%*, 1/18/2008 (Cost $100,000,000)	100,000,000	100,000,000

Short Term Notes* 25.0%
ABN AMRO Bank NV, 144A, 5.258%, 4/18/2008	57,000,000	57,013,960
Alliance & Leicester PLC, 5.262%, 8/7/2008	100,000,000	100,000,000
Allied Irish Banks PLC, 4.945%, 8/18/2008	118,400,000	118,400,000
American Express Bank FSB, 5.202%, 2/8/2008	125,000,000	125,000,000
American Express Centurion Bank:
4.815%, 2/28/2008	100,000,000	100,000,000
4.997%, 4/17/2008	150,000,000	149,995,615
American General Finance Corp., 5.328%, 1/18/2008	34,000,000	33,998,640
American Honda Finance Corp.:
144A, 4.866%, 5/9/2008	50,000,000	50,000,000
4.87%, 3/20/2008	25,000,000	25,000,000
144A, 4.959%, 5/12/2008	22,730,000	22,738,786
5.273%, 4/10/2008	105,000,000	105,014,845
144A, 5.328%, 7/11/2008	8,000,000	8,004,468
Australia & New Zealand Banking Group Ltd., 4.916%, 8/22/2008	60,000,000	60,000,000
Banco Bilbao Vizcaya Argentaria SA, 5.234%, 4/17/2008	175,050,000	175,071,287
Banco Espanol de Credito SA, 5.198%, 8/11/2008	297,000,000	297,000,000
Bank of America NA, 4.315%, 5/16/2008	35,000,000	35,000,000
Bank of Ireland, 4.955%, 8/18/2008	75,000,000	75,000,000
Berkshire Hathaway Finance Corp.:
144A, 4.937%, 5/16/2008	38,530,000	38,545,325
144A, 5.298%, 1/11/2008	50,000,000	50,001,307
Beta Finance, Inc., 144A, 4.4%, 6/11/2008	70,000,000	69,998,507
BMW (UK) Capital PLC, 5.047%, 8/14/2008	55,000,000	55,000,000
BNP Paribas, 4.896%, 8/25/2008	109,000,000	109,000,000
Caisse Nationale des Caisses d'Epargne et de Prevoyance, 4.849%, 7/10/2008	197,000,000	197,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.348%, 8/12/2008	225,000,000	225,000,000
Canadian Imperial Bank of Commerce:
4.41%, 6/9/2008	112,750,000	112,750,000
5.248%, 7/18/2008	16,500,000	16,482,514
CC (USA), Inc., 144A, 4.4%, 6/11/2008	65,000,000	64,998,613
Commonwealth Bank of Australia, 4.916%, 9/23/2008	80,000,000	80,000,000
Credit Agricole SA:
4.853%, 7/22/2008	246,000,000	246,000,000
5.141%, 8/26/2008	200,000,000	200,000,000
Danske Bank AS, 4.918%, 8/19/2008	268,000,000	267,988,700
DNB NOR Bank ASA, 4.865%, 9/24/2008	120,000,000	120,000,000
General Electric Capital Corp.:
4.916%, 8/19/2011	135,000,000	135,000,000
5.171%, 3/4/2008	190,959,000	190,996,817
5.198%, 1/15/2008	80,100,000	80,097,936
5.292%, 1/15/2008	49,486,000	49,487,657
5.302%, 4/15/2008	50,000,000	50,014,029
HSBC Finance Corp.:
144A, 4.946%, 9/24/2008	140,000,000	140,000,000
5.261%, 8/6/2008	125,000,000	125,000,000
HSH Nordbank AG:
4.866%, 3/25/2008	40,000,000	39,998,194
4.951%, 8/20/2008	205,000,000	205,000,000
Intesa Bank Ireland PLC, 4.875%, 8/22/2008	155,000,000	155,000,000
K2 (USA) LLC:
144A, 5.025%, 4/28/2008	65,000,000	64,997,916
5.19%, 1/31/2008	30,000,000	29,999,766
Links Finance LLC:
4.97%, 4/28/2008	20,000,000	19,999,374
144A, 5.0%, 2/25/2008	14,000,000	13,999,888
144A, 5.237%, 1/11/2008	90,000,000	90,000,596
Lloyds TSB Bank PLC, 5.221%, 9/6/2008	100,000,000	100,000,000
Marshall & Ilsley Bank, 5.027%, 8/14/2008	56,000,000	56,000,000
Mitsubishi UFJ Trust & Banking Corp., 5.017%, 2/19/2008	23,000,000	23,000,000
National Australia Bank Ltd., 4.99%, 8/14/2008	125,000,000	125,000,000
Natixis SA:
4.4%, 3/31/2008	340,000,000	339,983,604
4.896%, 6/6/2008	200,000,000	200,000,000
Nordea Bank AB, 5.232%, 9/8/2008	85,000,000	85,000,000
Northern Rock PLC, 5.27%, 8/4/2008	65,000,000	65,000,000
Pyxis Master Trust, Series 2007-6, 5.17%, 3/6/2008	99,000,000	99,000,000
Rabobank Nederland NV, 4.848%, 11/14/2008	195,000,000	195,000,000
Royal Bank of Canada:
5.181%, 4/4/2008	350,000,000	349,974,490
5.221%, 8/5/2008	100,000,000	100,000,000
Royal Bank of Scotland PLC, 5.17%, 4/3/2008	200,000,000	199,984,957
Skandinaviska Enskilda Banken, 5.242%, 8/8/2008	80,000,000	80,000,000
Societe Generale, 4.846%, 3/25/2008	70,500,000	70,496,001
Svenska Handelsbanken AB, 4.921%, 8/20/2008	200,000,000	200,000,000
Tango Finance Corp., 144A, 5.052%, 4/24/2008	156,500,000	156,495,125
Toyota Motor Credit Corp.:
4.05%, 2/11/2008	100,000,000	100,000,000
4.05%, 4/11/2008	200,000,000	200,000,000
4.052%, 6/30/2008	280,000,000	280,000,000
4.845%, 11/17/2008	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.047%, 8/14/2008	260,000,000	260,000,000
5.238%, 8/8/2008	220,000,000	219,991,271
5.262%, 8/8/2008	50,000,000	50,000,000
Total Short Term Notes (Cost $8,434,520,188)		8,434,520,188
Time Deposits 1.5%
Branch Banking & Trust Co., 0.75%, 1/2/2008	214,200,000	214,200,000
Calyon, 3.875%, 1/2/2008	41,066,219	41,066,219
ING Bank NV, 4.5%, 1/2/2008	250,000,000	250,000,000
Total Time Deposits (Cost $505,266,219)		505,266,219

Municipal Bonds and Notes 0.3%
Colorado, Housing Finance Authority, Single Family Mortgage Revenue, "I", Series B-1,4.95%***, 5/1/2038	31,240,000	31,240,000
Colorado, Multi-Family Housing & Finance Authority, "II", Series B-1, 5.05%***, 10/1/2044 (b)	40,280,000	40,280,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series B, 4.8%***, 1/1/2035, LaSalle Bank NA (c)	10,930,000	10,930,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage, Pennybyrn Project, Series C, 3.42%***, 10/1/2035, Bank of America NA (c)	24,000,000	24,000,000
Total Municipal Bonds and Notes (Cost $106,450,000)		106,450,000

Repurchase Agreements 0.8%
JPMorgan Securities, Inc., 4.76%, dated 12/31/2007, to be repurchased at $28,916,538 on 1/2/2008 (d)	28,908,893	28,908,893
Merrill Lynch Government Securities, Inc., 2.5%, dated 12/31/2007, to be repurchased at $23,003,087 on 1/2/2008 (e)	22,999,893	22,999,893
The Bear Stearns & Co., Inc., 4.76%, dated 12/31/2007, to be repurchased at $216,403,499 on 1/2/2008 (f)	216,346,287	216,346,287
Total Repurchase Agreements (Cost $268,255,073)		268,255,073
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $33,872,445,202)+	100.4	33,872,445,202
Other Assets and Liabilities, Net	(0.4)	(133,394,056)
Net Assets	100.0	33,739,051,146
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2007.
+ The cost for federal income tax purposes was $33,872,445,202.
(a) Reset date; not a maturity date.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
MBIA Corp.	0.1
(c) Securities incorporates a letter of credit from a major bank.
(d) Collateralized by $28,962,104 Federal Home Loan Mortgage Corp., 6.0%, maturing on 5/1/2036 with a value of $29,489,504.
(e) Collateralized by $23,672,246 Federal National Mortgage Association, 5.5%, with various maturities of 8/21/2024-1/1/2036 with a value of $23,690,691.
(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
37,484,241	Federal Home Loan Mortgage Corp.	4.993-5.952	10/1/2035- 11/1/2037	37,930,677
187,022,421	Federal National Mortgage Association	4.181-7.374	11/1/2031- 11/1/2037	182,744,975
Total Collateral Value				$ 220,675,652

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments in securities, valued at amortized cost	$ 33,872,445,202
Cash	4,134,091
Interest receivable	120,231,021
Other assets	1,031,504
Total assets	33,997,841,818
Liabilities
Payable for investments purchased	255,688,622
Accrued advisory fee	2,059,257
Accrued administration fee	911,650
Other accrued expenses and payables	131,143
Total liabilities	258,790,672
Net assets, at value	$ 33,739,051,146
Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Interest	$ 1,107,836,056
Expenses: Advisory fee	27,236,671
Administration fee	6,287,793
Custodian fee	797,063
Professional fees	52,036
Trustees' fees and expenses	377,920
Other	494,810
Total expenses before expense reductions	35,246,293
Expense reductions	(6,429,326)
Total expenses after expense reductions	28,816,967
Net investment income	1,079,019,089
Net realized gain (loss)	840,140
Net increase (decrease) in net assets resulting from operations	$ 1,079,859,229

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 1,079,019,089	$ 410,705,445
Net realized gain (loss)	840,140	(284,968)
Net increase (decrease) in net assets resulting from operations	1,079,859,229	410,420,477
Capital transaction in shares of beneficial interest: Proceeds from capital invested	284,201,163,257	100,741,342,219
Value of capital withdrawn	(260,418,815,249)	(102,206,284,505)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	23,782,348,008	(1,464,942,286)
Increase (decrease) in net assets	24,862,207,237	(1,054,521,809)
Net assets at beginning of period	8,876,843,909	9,931,365,718
Net assets at end of period	$ 33,739,051,146	$ 8,876,843,909

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007	2006	2005	2004	2003
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33,739	8,877	9,931	9,812	12,550
Ratio of expenses before expense reductions (%)	.17	.20	.21	.21	.21
Ratio of expenses after expense reductions (%)	.14	.18	.18	.18	.18
Ratio of net investment income (%)	5.14	4.83	3.08	1.22	1.04
Total Return (%)[a,b]	5.31	4.97	3.15	1.26	1.06
[a] Total return would have been lower had certain expenses not been reduced. [b] Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Significant Accounting Policies

Cash Management Portfolio (the ``Portfolio'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. The Portfolio's securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

The Portfolio has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the master portfolio.

Prior to May 14, 2007, the Portfolio paid the Advisor an annual advisory fee of 0.15%, based on its average daily net assets, calculated daily and paid monthly.

For the period from May 14, 2007 through July 31, 2007, under the Advisor Agreement, the Portfolio pays the Advisor a monthly advisory fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.5 billion of the Fund's average daily net assets	.150%
Next $5 billion of such net assets	.135%
Over $10.5 billion of such net assets	.120%

Effective August 1, 2007, under the Advisor Agreement, the Portfolio pays the Advisor a monthly advisory fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Fund's average daily net assets	.150%
Next $4.5 billion of such net assets	.133%
Over $7.5 billion of such net assets	.120%

For the period from January 1, 2007 through May 13, 2007, the Advisor had contractually agreed to waive a portion of its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to maintain total operating expenses at 0.18% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses).

For the period from May 14, 2007 through July 29, 2010, the Advisor has contractually agreed to maintain total operating expenses at 0.15% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of its fees may vary at any time without notice to shareholders.

For the period from July 30, 2007 through September 25, 2007, the Advisor has voluntarily agreed to maintain total operating expenses at 0.12% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).

For the period from September 26, 2007 through November 28, 2007, the Advisor has voluntarily agreed to maintain total operating expenses at 0.14% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).

Effective November 29, 2007, the Advisor has voluntarily agreed to maintain total operating expenses at 0.11% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of its fee may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2007 the total management fee, management fee waived and effective management fee were as follows:

	Total Aggregated	Waived	Annual Effective Rate
Cash Management Portfolio	$ 27,236,671	$ 6,007,663.10%

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration fee of $6,287,793, of which $911,650 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2007, the Portfolio's custodian fee was reduced by $421,663 for custody credits earned.

D. Line of Credit

The Portfolio and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the ``Portfolio'') at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2008	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Cash Management Fund Institutional (the "Fund"), a series of DWS Institutional Funds, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Trustees, who are also the Trustees of the Fund, approved the continuation of the Portfolio's investment management agreement with DIMA and Fund's investment management agreement with DIMA (together, the "Investment Management Agreements") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Investment Management Agreements, the Trustees also review the terms of the Fund's distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Investment Management Agreements.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Investment Management Agreements, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were expected to be higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board noted that DIMA agreed to accept the introduction of new breakpoints in the Portfolio's investment management fee schedule during 2007. The Board noted that although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class Shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance was in the 2nd quartile of the applicable iMoneyNet universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the Investment Management Agreements, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio and the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Investment Management Agreements, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148
Nasdaq Symbol	BICXX
CUSIP Number	23339C 834
Fund Number	541

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, Cash Management Fund Institutional has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH MANAGEMENT FUND INSTITUTIONAL

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$18,500	$0	$0	$0
2006	$16,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Management Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Cash Management Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008